Exhibit 10.27
[EXECUTION COPY]
FOURTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
     This Fourth Amendment to Third Amended and Restated Credit Agreement (this “Fourth Amendment”) dated as of November 30, 2007, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation, individually and as successor by merger to Parallel, L.P. and Parallel, L.L.C. (“Borrower”), and CITIBANK, N.A., successor by merger to Citibank Texas, N.A., BNP PARIBAS, WESTERN NATIONAL BANK, COMPASS BANK, COMERICA BANK, BANK OF SCOTLAND and FORTIS CAPITAL CORP. (collectively, “Lenders”), and CITIBANK, N.A., as Joint Lead Arranger and as Administrative Agent (“Agent”) and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.
RECITALS:
     WHEREAS, Borrower and Lenders in the capacities stated above, entered into that certain Third Amended and Restated Credit Agreement dated as of December 23, 2005, as amended by First Amendment to Third Amended and Restated Credit Agreement and Consent dated August 18, 2006, by Second Amendment to Third Amended and Restated Credit Agreement dated July 10, 2007, and by Third Amendment to Third Amended and Restated Credit Agreement dated July 31, 2007 (the “Credit Agreement”).
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:
Agreement
     Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.
     Section 2. Amendment to Investment Covenant. Section 13(m) of the Credit Agreement is hereby amended in its entirety to read as follows:
     (m) Investments. Borrower will not, and will not permit any Subsidiary to, make any investments in any Person or entity, except such restriction shall not apply to:
     (i) investments with maturities of not more than 180 days in direct obligations of the United States of America or any agency thereof; or
     (ii) investments in certificates of deposit issued by a Lender; or
     (iii) investments in First Permian GP, L.L.C., First Permian, L.P., West Fork Pipeline Company I GP, LLC and West Fork Pipeline Company LP, to the extent of such investments as of the Effective Date; or

     (iv) investments in any Subsidiary; or
     (v) investments in certificates of deposit issued by a State of New Mexico chartered financial institution to satisfy Borrower’s regulatory operator bonding requirements in the State of New Mexico, not to exceed $50,000 in the aggregate outstanding at any time; or
     (vi) other investments not to exceed (A) $10,000,000 in the aggregate for Borrower and Subsidiaries during the 2006 calendar year, when aggregated with loans and advances allowed pursuant to Section 13(h)(iii), (B) $10,000,000 in the aggregate for Borrower and Subsidiaries during the 2007 calendar year, when aggregated with loans and advances allowed pursuant to Section 13(h)(iii), and (C) $1,000,000 in the aggregate for Borrower and Subsidiaries during any calendar year after the 2007 calendar year, when aggregated with loans and advances allowed pursuant to Section 13(h)(iii).
     Section 3. Interest Rate Swaps. As a result of the reduction of the indebtedness of Borrower to Lenders, a portion of Borrower’s existing interest rate swaps (the “Interest Rate Swaps”) have become and/or may become speculative in nature. Lenders have requested, and Borrower covenants and agrees with Lenders that from and after December 31, 2008, Borrower will not allow the Interest Rate Swaps to continue to exist to the extent the same are speculative in nature. The foregoing covenant shall replace the covenant of Borrower contained in Section 16 of the Third Amendment to Third Amended and Restated Loan Agreement dated July 31, 2007, and the failure of Borrower to comply with the foregoing covenant shall constitute an Event of Default under the Credit Agreement.
     Section 4. Redetermination of Borrowing Base. In accordance with Section 7(b) of the Credit Agreement, a semi-annual redetermination of the Borrowing Base has been made by Lenders. Pursuant to Section 7(b) of the Credit Agreement, Agent hereby notifies Borrower that Lenders have redetermined the Borrowing Base and, effective as of the date of this Fourth Amendment, the redetermined Borrowing Base is $200,000,000. The amount of the new Borrowing Base shall be subject to redetermination as provided in the Credit Agreement. The next scheduled semi-annual determination of the Borrowing Base by Lenders pursuant to the Credit Agreement shall be on or about April 1, 2008. Pursuant to Section 8(b) of the Credit Agreement, the fee payable to Agent for the ratable benefit of Lenders in connection with the $50,000,000 increase in the Borrower Base is $187,500.
     Section 5. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders as follows:
          (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

          (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.
          (c) The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrower or its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or its Subsidiaries, except Permitted Liens.
          (d) This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     Section 6. Conditions Precedent. This Fourth Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:
          (a) Agent shall have received counterparts of this Fourth Amendment duly executed by Borrower and Lenders;
          (b) Agent shall have received from Borrower for the ratable benefit of Lenders a Borrowing Base increase fee in the amount of $187,500; and
          (c) Agent shall have received any other documents, certificates and opinions in connection with this Fourth Amendment that may be requested by Agent, in form and substance satisfactory to Agent.
     Section 7. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrower and Lenders as of the date of this Fourth Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrower and the other parties thereto as of the date of this Fourth Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, each of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.
     Section 8. No Waiver. Neither the execution by Lenders of this Fourth Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default of Event of Default (whether now existing or that may occur hereafter) or of any of Lenders’ or Agent’s rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

     Section 9. Miscellaneous.
     9.1 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.
     9.2 Multiple Counterparts. This Fourth Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this Fourth Amendment shall be bound hereby until a counterpart of this Fourth Amendment has been executed by all parties hereto.
     9.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     9.4 Governing Law. This Fourth Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Fourth Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.
     9.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.
     9.6 Final Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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     IN WITNESS THEREOF, Borrower and Lenders have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	PARALLEL PETROLEUM CORPORATION, a Delaware corporation
	By:	/s/ Steven D. Foster
Steven D. Foster
Chief Financial Officer

LENDERS:	CITIBANK, N.A. a national banking association, as Joint Lead Arranger and Administrative Agent and as a Lender
	By:	/s/ Frank K. Stowers
Frank K. Stowers
Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as Joint Lead Arranger and Syndication Agent and as a Lender
By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

WESTERN NATIONAL BANK, as a Lender
By:	/s/ Wesley D. Bownds
Wesley D. Bownds
Executive Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender
By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Assistant Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]